Exhibit 10.1

Execution Version

AMENDMENT NO. 2

AMENDMENT NO. 2, dated as of September 22, 2016 (this “Amendment”), to the Loan Agreement dated as of April 29, 2016, as amended by Amendment No. 1, dated as of August 17, 2016 (as further amended, supplemented, amended and restated or otherwise modified from time to time) (the “Loan Agreement”) among WESTERN DIGITAL CORPORATION, a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent and the other parties thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

WHEREAS, Section 2.16 of the Loan Agreement provides that the Borrower may, by written notice to the Administrative Agent, incur Refinancing Term Loans, the proceeds of which are used to refinance in whole or in part any Class of Term Loans pursuant to Section 2.8(c)(i) of the Loan Agreement, by entering into Refinancing Amendments with Lenders willing to provide such Refinancing Term Loans;

WHEREAS, the Borrower desires, pursuant to Section 2.16(a) of the Loan Agreement, to create a new Class of Euro Term B-1 Loans (as defined herein) under the Loan Agreement having identical terms with and having the same rights and obligations under the Loan Documents as, and in the same aggregate principal amount as, the Euro Term B Loans (after giving effect to the Prepayment), as set forth in the Loan Agreement and Loan Documents, except as such terms are amended hereby;

WHEREAS, each Euro Term B Lender that executes and delivers a consent substantially in the form of Exhibit A hereto (a “Consent”) to exchange all (or such lesser amount allocated to it by the Administrative Agent) of its Euro Term B Loans outstanding after giving effect to the Prepayment for Euro Term B-1 Loans upon effectiveness of this Amendment and thereafter become a Euro Term B-1 Lender, shall be deemed have consented to this Amendment;

WHEREAS, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit B (a “Joinder”) as an Additional Euro Term B-1 Lender will make Euro Term B-1 Loans in the amount set forth on the signature page of such Person’s Joinder on the effective date of this Amendment to the Borrower, the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Non-Exchanged Euro Term B Loans (as defined herein);

WHEREAS, J.P. Morgan Securities LLC (“J.P. Morgan”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Credit Suisse Securities (USA) LLC (“CS Securities”), RBC Capital Markets (“RBCCM”), Mizuho Bank, Ltd. (“Mizuho”), The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“Bank of Tokyo”) and HSBC Securities (USA) Inc. (“HSBC”) will act as joint lead arrangers and joint bookrunners, J.P. Morgan, Merrill Lynch, CS Securities,

RBCCM, Mizuho, Bank of Tokyo and HSBC will act as co-syndication agents and Fifth Third Bank, Standard Chartered Bank and SunTrust Robinson Humphrey, Inc. will act as managing agents, in each case, for the Euro Term B-1 Facility (as defined below);

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.	Amendments Relating to the Euro Term B-1 Loans.

Effective as of the Amendment No. 2 Effective Date, the Loan Agreement is hereby amended as follows:

(a) The following defined terms shall be added to Section 1.1 of the Loan Agreement in alphabetical order:

“Additional Euro Term B-1 Lender” means a Person with an Additional Euro Term B-1 Commitment to make Additional Euro Term B-1 Loans to the Borrower on the Amendment No. 2 Effective Date.

“Additional Euro Term B-1 Loan” means a Loan that is made pursuant to Section 2.01(e) of the Loan Agreement on the Amendment No. 2 Effective Date.

“Additional Euro Term B-1 Commitment” means, with respect to an Additional Euro Term B-1 Lender, the commitment of such Additional Euro Term B-1 Lender to make an Additional Euro Term B-1 Loan hereunder on the Amendment No. 2 Effective Date, in the amount set forth on the signature page of such Additional Term B-1 Lender to the Amendment No. 2 Joinder. The aggregate amount of the Additional Euro Term B-1 Commitments of all Additional Euro Term B-1 Lenders shall equal the outstanding aggregate principal amount of Non-Exchanged Euro Term B Loans.

“Amendment No. 2” means Amendment No. 2 to the Loan Agreement dated as of the Amendment No. 2 Effective Date.

“Amendment No. 2 Effective Date” means September 22, 2016, the date on which all conditions precedent set forth in Section 3 of Amendment No. 2 are satisfied.

“Amendment No. 2 Joinder” means the Joinder Agreement dated as of the Amendment No. 2 Effective Date among the Borrower, the Administrative Agent and each Additional Euro Term B-1 Lender.

“Euro Term B-1 Facility” means the credit facility for the Euro Term B-1 Loans described in Section 2.1(e) hereof.

“Euro Term B-1 Lender” means a Lender with an outstanding Euro Term B-1 Commitment or an outstanding Euro Term B-1 Loan.

“Euro Term B-1 Loan” means an Additional Euro Term B-1 Loan or a Loan that is deemed made pursuant to Section 2.01(e) hereof.

“Euro Term B-1 Commitment” means, with respect to a Lender, the agreement of such Lender to exchange the entire principal amount of its Euro Term B Loans (or such lesser amount allocated to it by the Administrative Agent) for an equal principal amount of Euro Term B-1 Loans on the Amendment No. 2 Effective Date.

“Euro Term B-1 Loan Percentage” means, for any Euro Term B-1 Lender, the percentage held by such Euro Term B-1 Lender of the aggregate principal amount of all Euro Term B-1 Loans then outstanding.

“Euro Term B-1 Note” is defined in Section 2.12(d) hereof.

“Euro Term B-1 Termination Date” is defined in Section 2.7(b) hereof.

“Exchanged Euro Term B Loans” means each Euro Term B Loan extended on the Closing Date (or portion thereof) and held by a Rollover Euro Term B Lender on the Amendment No. 2 Effective Date immediately prior to the extension of credit hereunder on the Amendment No. 2 Effective Date and as to which the Rollover Euro Term B Lender thereof has consented to exchange into a Euro Term B-1 Loan and the Administrative Agent has allocated into a Euro Term B-1 Loan.

“Non-Exchanged Euro Term B Loan” means each Euro Term B Loan extended on the Closing Date (or portion thereof) other than an Exchanged Euro Term B Loan.

“Rollover Euro Term B Lender” means each Euro Term B Lender with a Euro Term B Loan extended on the Closing Date that has consented to exchange such Euro Term B Loan into a Euro Term B-1 Loan, and that has been allocated such Euro Term B-1 Loan by the Administrative Agent.

(b) All references to “Euro Term B Facility,” “Euro Term B Lender,” “Euro Term B Loan,” “Euro Term B Loan Commitment,” “Euro Term B Loan Percentage,” “Euro Term B Note” and “Euro Term B Termination Date” in the Loan Agreement and the Loan Documents shall be deemed to be references to “Euro Term B-1 Facility,” “Euro Term B-1 Lender,” “Euro Term B-1 Loan,” “Euro Term B-1 Commitment,” “Euro Term B-1 Loan Percentage,” “Euro Term B-1 Note” and “Euro Term B-1 Termination Date,” respectively (other than any such references contained in (i) the preliminary statements to the Loan Agreement, (ii) Amendment No. 2, (iii) Section 2.1(c) of the Loan Agreement, (iv) Section 2.10 of the Loan Agreement, (v) Section 2.17 of the Loan Agreement, (vi) Section 3.2 of the Loan Agreement, (vii) Section 3.3 of the Loan Agreement and (viii) Section 6.10 of the Loan Agreement).

(c) Clause (b) of the definition of “Applicable Margin” in Section 1.1 of the Loan Agreement is hereby amended by deleting such clause and replacing it with the following:

“(b) with respect to any Euro Term B-1 Loan, 3.25% per annum”

(d) The definition of “Loan Documents” in Section 1.1 of the Loan Agreement is hereby amended by replacing the word “and” prior to “Amendment No. 1” with “,” and adding immediately prior to the period therein, “ and Amendment No. 2 and Amendment No. 2 Joinder”.

(e) Section 2.1 of the Loan Agreement is hereby amended by making clause (e) thereof clause (f) and adding the following new clause (e):

“(e) Subject to the terms and conditions set forth herein and in Amendment No. 2, each Rollover Euro Term B Lender severally agrees to exchange its Exchanged Euro Term B Loans for a like principal amount of Euro Term B-1 Loans on the Amendment No. 2 Effective Date. Subject to the terms and conditions set forth herein and in Amendment No. 2, each Additional Euro Term B-1 Lender severally agrees to make an Additional Euro Term B-1 Loan to the Borrower on the Amendment No. 2 Effective Date in the principal amount equal to its Additional Euro Term B-1 Commitment on the Amendment No. 2 Effective Date. The Borrower shall prepay the Non-Exchanged Euro Term B Loans with a like amount of the gross proceeds of the Additional Euro Term B-1 Loans, concurrently with the receipt thereof. The Borrower shall pay to the Euro Term B Lenders immediately prior to the effectiveness of Amendment No. 2 all accrued and unpaid interest on the Euro Term B Loans to, but not including, the Amendment No. 2 Effective Date on such Amendment No. 2 Effective Date. The Euro Term B-1 Loans shall have the same terms as the Euro Term B Loans as set forth in the Loan Agreement and Loan Documents before giving effect to Amendment No. 2, except as modified by Amendment No. 2; it being understood that the Euro Term B-1 Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Loan Agreement and the other Loan Documents and shall have the same rights and obligations under the Loan Agreement and Loan Documents as the Euro Term B Loans prior to the Amendment No. 2 Effective Date. The Euro Term B-1 Loans comprising the Borrowing hereunder of Euro Term-1 B Loans shall be Eurodollar Loans.”

(f) Section 2.7(c) of the Loan Agreement is hereby amended by replacing it in its entirety with the following:

“(b) Scheduled Payments of Euro Term B-1 Loans. Subject to Section 2.15, the Borrower shall make principal payments on the Euro Term B-1 Loans in installments on each Fiscal Quarter End Date, commencing with the first fiscal quarter ended after the Amendment No. 2 Effective Date, in an aggregate amount equal to 0.25% of the aggregate principal amount of the Euro Term B-1 Loans made on the Amendment No. 2 Effective Date, in each case per fiscal quarter (which payments in each case shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.8(a), Section 2.8(c) and Section 2.8(e), as applicable); it being further agreed that a final payment comprised of all principal and interest not sooner paid on the Euro Term B-1 Loans, shall be due and payable on April 29, 2023, the final maturity thereof (the “Euro Term B-1 Termination Date”).”

(g) Section 2.8(a)(i) of the Loan Agreement is hereby amended by inserting “and Section 2.8(a)(iv)” immediately after “Section 2.8(a)(iii).”

(h) Section 2.8(a)(ii) of the Loan Agreement is hereby amended by replacing it in its entirety with “[Reserved]”.

(i) Section 2.8(a) of the Loan Agreement is hereby amended by adding the following new clause (iv):

“(iv) In the event that, on or prior to the date that is six (6) months after the Amendment No. 2 Effective Date, the Borrower (x) prepays, repays, refinances, substitutes or replaces any Euro Term B-1 Loans in connection with a Repricing Transaction (including, for the avoidance of doubt, any prepayment made pursuant to Section 2.8(c)(i) that constitutes a Repricing Transaction), or (y) effects any amendment, waiver or other modification of, or consent under, this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Euro Term B-1 Lenders, (A) in the case of clause (x), a premium of 1.00% of the aggregate principal amount of the Euro Term B-1 Loans so prepaid, repaid, refinanced, substituted or replaced and (B) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the Euro Term B-1 Loans outstanding immediately prior to such amendment, waiver, modification or consent that are the subject of such Repricing Transaction. If, on or prior to the date that is six (6) months after the Amendment No. 2 Effective Date, all or any portion of the Euro Term B-1 Loans held by any Euro Term B-1 Lender are prepaid, repaid, refinanced, substituted or replaced pursuant to Section 8.5 as a result of, or in connection with, such Euro Term B-1 Lender being a Non-Consenting Lender with respect to any amendment, waiver, modification or consent referred to in clause (y) above (or otherwise in connection with a Repricing Transaction), such prepayment, repayment, refinancing, substitution or replacement will be made at 101% of the principal amount so prepaid, repaid, refinanced, substituted or replaced. All such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.”

(j) Section 2.10 of the Loan Agreement is hereby amended by adding the following sentence after the second sentence in such section:

“The Euro Term B-1 Commitments and Additional Euro Term B-1 Commitments shall automatically terminate upon the making, conversion or continuance, as applicable, of the Euro Term B-1 Loans on the Amendment No. 2 Effective Date.”

(k) The first sentence in Section 2.12(d) of the Loan Agreement is hereby amended by replacing it in its entirety with the following:

“Any Lender may request that its Loans be evidenced by a promissory note or notes in the forms of Exhibit D-1 (in the case of its Term A Loan and referred to herein as a “Term A Note”), Exhibit D-2 (in the case of its U.S. Term B-1 Loan and referred to herein as a “U.S. Term B-1 Note”), Exhibit D-3 (in the case of its Euro Term B-1 Loan and referred to herein as a “Euro Term B-1 Note”), Exhibit D-4 (in the case of its Revolving Loans and referred to herein as a “Revolving Note”), as applicable (the Term A Notes, U.S. Term B-1 Notes, Euro Term B-1 Notes and Revolving Notes being hereinafter referred to collectively as the “Notes” and individually as a “Note”).”

(l) Exhibit D-3 to the Loan Agreement is hereby amended and restated in its entirety in the form of Annex A hereto.

(m) Section 6.10 of the Loan Agreement is hereby amended by adding the following immediately after the fifth sentence thereof:

“The Borrower shall use the proceeds of the Euro Term B-1 Loans on the Amendment No. 2 Effective Date to refinance the Euro Term B Loans.”

(n) Section 8.5 of the Loan Agreement is hereby amended by inserting “or Section 2.8(a)(iv)” immediately after “Section 2.8(a)(iii).”

(o) Each Lender delivering a Consent or a Joinder hereunder waives, any right to compensation for losses, expenses or liabilities incurred by such Lender to which it may otherwise be entitled pursuant to Section 8.1 of the Loan Agreement in respect of the transactions contemplated hereby.

Section 2.	Representations and Warranties.

Each Loan Party represents and warrants to the Lenders as of the Amendment No. 2 Effective Date that:

(a) Immediately before and after giving effect to this Amendment, each of the representations and warranties set forth in the Loan Agreement and in the other Loan Documents shall be and remain true and correct in all material respects (or, if qualified as to “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) as of said time, except to the extent the same expressly relate to an earlier date.

(b) At the time of and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

Section 3.	Conditions to Effectiveness.

This Amendment shall become effective on the date on which each of the following conditions is satisfied (the “Amendment No. 2 Effective Date”):

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (and, to the extent requested by the Administrative Agent, followed promptly by originals) unless otherwise specified:

(1) counterparts of this Amendment executed by each of the Loan Parties; and

(2) a Euro Term B-1 Note executed by the Borrower in favor of each Euro Term B-1 Lender requesting a Euro Term B-1 Note at least two (2) Business Days prior to the Amendment No. 2 Effective Date, if any.

(b) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (and, to the extent requested by the Administrative Agent, followed promptly by originals) unless otherwise specified;

(1) (A) a favorable written opinion (addressed to the Administrative Agent and the Lenders) of Cleary Gottlieb Steen & Hamilton LLP, special counsel to the Loan Parties and (B) a favorable written opinion (addressed to the Administrative Agent and the Lenders) of Young Conaway Stargatt & Taylor, LLP, local counsel to the Borrower and the Guarantors in the state of Delaware;

(2) (i) copies of the certificate of formation, certificate of incorporation, certificate of organization, operating agreement, articles of incorporation, memorandum and articles of association and bylaws, as applicable (or comparable organizational documents) of the Borrower and the Guarantors and, to the extent applicable, certified as of a recent date by the appropriate governmental official (or a representation that such documents have not been amended since the Escrow Release Date); (ii) incumbency certificates of the officers of such Person executing the Loan Documents to which it is a party as of the Amendment No. 2 Effective Date and prior to the funding of the Euro Term B-1 Loans; (iii) resolutions of the board of directors or similar governing body of the Loan Parties approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which such Loan Party is a party as of the Amendment No. 2 Effective Date and prior to the funding of the Euro Term B-1 Loans, certified as of the Amendment No. 2 Effective Date by such Loan Party as being in full force and effect without modification or amendment; and (iv) copies of the certificates of good standing or the equivalent (if any) for each Loan Party from the office of the secretary of state or other appropriate governmental department or agency of the state of its formation, incorporation or organization, in each case dated a recent date prior to the Amendment No. 2 Effective Date; and

(3) a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in Section 2.16(a)(v) of the Loan Agreement with respect to the Euro Term B-1 Loans and in paragraphs (g) and (h) of this Section 3 as of the Amendment No. 2 Effective Date.

(c) the existing Euro Term B Loans shall be repaid with the proceeds of the Euro Term B-1 Loans substantially simultaneously with effectiveness of this Amendment and the Borrower shall have delivered a prepayment notice with respect to such repayment as required by Section 2.8(a)(i) of the Loan Agreement; provided that the parties hereto agree that such prepayment notice may be delivered by 10:00 a.m., New York City time, one Business Day before the date of the proposed repayment.

(d) The aggregate principal amount of the Exchanged Euro Term B Loans plus the aggregate principal amount of the Additional Euro Term B-1 Commitments shall equal the aggregate principal amount of the outstanding Euro Term B Loans immediately prior to the Amendment No. 2 Effective Date.

(e) The Borrower shall have paid to the Administrative Agent, for the ratable account of the Euro Term B Lenders immediately prior to the Amendment No. 2 Effective Date, all accrued and unpaid interest on the Euro Term B Loans to, but not including, the Amendment No. 2 Effective Date.

(f) All reasonable and documented out-of-pocket fees and expenses due to the Administrative Agent and J.P. Morgan Securities LLC required to be paid on the Amendment No. 2 Effective Date (including pursuant to Section 9 hereof) shall have been paid (or the Borrower shall have made arrangements reasonably satisfactory to the Administrative Agent for such payment).

(g) At the time and immediately after giving effect to the incurrence of the Euro Term B-1 Loans, no Default or Event of Default shall have occurred and be continuing.

(h) Each of the representations and warranties of the Loan Parties set forth in the Loan Agreement, Section 2 of this Amendment and in the other Loan Documents shall be and remain true and correct in all material respects (or, if qualified as to “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) as of the Amendment No. 2 Effective Date, except to the extent the same expressly relate to an earlier date.

(i) The Administrative Agent shall have received, no later than 3 Business Days in advance of the Amendment No. 2 Effective Date, all documentation and other information about the Loan Parties as shall have been reasonably requested in writing at least seven (7) Business Days prior to the Amendment No. 2 Effective Date by the Euro Term B-1 Lenders through the Administrative Agent that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act.

(j) The Administrative Agent shall have received the Notice of Borrowing required by Section 2.5 of the Loan Agreement; provided that the parties hereto agree that (i) any Notice of Borrowing in respect of the Euro Term B-1 Loans requested under this Amendment may be delivered by 10:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing for such Euro Term B-1 Loans and (ii) the Notice of Borrowing in respect of such Euro Term B-1 Loans may be made conditional on the effectiveness of this Amendment.

(k) The Administrative Agent shall have received the executed counterparts of the Joinder executed by the Borrower and each Additional Euro Term B-1 Lender.

(l) The Borrower shall have paid to the Administrative Agent, for the ratable account of each of the applicable Euro Term Lenders with an outstanding Euro Term B Loan immediately prior to the Amendment No. 2 Effective Date, the prepayment premium set forth in Section 2.8(a)(ii) of the Loan Agreement.

(m) The Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each other Loan Party relating thereto).

(n) The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 2 Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, the amendments effected hereby shall not become effective, the obligations of the Additional Euro Term B-1 Lenders to make Additional Euro Term B-1 Loans will automatically terminate, if each of the conditions set forth or referred to in this Section 3 has not been satisfied at or prior to 5:00 p.m., New York City time, on September 22, 2016.

Section 4.	Formal Requests Deemed Made.

By its execution of this Amendment, the Borrower hereby delivers and the Administrative Agent hereby acknowledges receipt of this Amendment as the satisfaction of the requirements to give notice required to the Administrative Agent pursuant to Section 2.16(a) of the Loan Agreement.

Section 5.	Acknowledgments.

Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) its guarantee of the Obligations (including, without limitation, the Euro Term B-1 Loans) pursuant to the Collateral Documents and (iii) its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to the Euro Term B-1 Loans) pursuant to the Collateral Documents.

Section 6.	Liens Unimpaired.

After giving effect to this Amendment, neither the modification of the Loan Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:

(a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document (including, for the avoidance of doubt, any Cayman Islands law governed share mortgage granted by any Loan Party), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

Section 7.	Entire Agreement.

This Amendment, the Loan Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment and the Loan Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Loan Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the “Loan Agreement,” whether direct or indirect, shall hereafter be deemed to be a reference to the Loan Agreement as amended by this Amendment and that this Amendment is a “Loan Document” and a “Refinancing Amendment.”

Section 8.	Amendment, Modification and Waiver.

This Amendment may not be amended, modified or waived except pursuant to a writing signed by each of the parties hereto.

Section 9.	Expenses.

The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

Section 10.	Counterparts.

This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 11.	Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 10.22 OF THE LOAN AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.

Section 12.	Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 13.	Effect of Amendment.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other provision of the Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WESTERN DIGITAL CORPORATION

By:	/s/ Mark Long
	Name:	Mark Long
	Title:	Executive Vice President, Chief Financial Officer and Chief Strategy Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2]

HGST, INC.
WD MEDIA, LLC

By:	/s/ Michael C. Ray
	Name:	Michael C. Ray
	Title:	Secretary

WESTERN DIGITAL (FREMONT), LLC

By:	/s/ Michael C. Ray
	Name:	Michael C. Ray
	Title:	Vice President and Secretary

WESTERN DIGITAL TECHNOLOGIES, INC.

By:	/s/ Michael C. Ray
	Name:	Michael C. Ray
	Title:	Executive Vice President, Chief Legal Officer and Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 2]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:	/s/ Belinda Lucas
	Name:	Belinda Lucas
	Title:	Authorised Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2]

EXHIBIT A

CONSENT TO CASHLESS ROLL

CONSENT TO CASHLESS ROLL (this “Consent”) in connection with Amendment No. 2 (“Amendment”) to that certain Loan Agreement, dated as of April 29, 2016 (the “Loan Agreement”), by and among Western Digital Corporation (the “Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), the Lenders from time to time party thereto and the other parties thereto. Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Euro Term B Lenders / Cashless Settlement

Each undersigned Euro Term B Lender hereby irrevocably and unconditionally consents to convert 100% of the outstanding principal amount of the Euro Term B Loan held by such Euro Term B Lender as set forth in the table below (or such lesser amount allocated to such Lender by the Administrative Agent) into a Euro Term B-1 Loan in a like principal amount via a cashless roll.

Existing Euro Term B Lender (name of legal entity)	Existing Commitment and amount to roll

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: September , 2016

Each Lender specified under the heading “Existing Euro Term B Lender” above

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

EXHIBIT B

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of September 22, 2016 (this “Agreement”), by and among JPMORGAN CHASE BANK, N.A. (the “Euro Term B-1 Lender”), Western Digital Corporation (the “Borrower”), and JPMORGAN CHASE BANK, N.A. (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Loan Agreement, dated as of April 29, 2016, as amended by Amendment No. 1, dated as of August 17, 2016 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”), among the Borrower, each lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and the other parties thereto (capitalized terms used but not defined herein having the meaning provided in the Loan Agreement (as amended by Amendment No. 2));

WHEREAS, subject to the terms and conditions of the Loan Agreement, the Borrower may establish the Additional Euro Term B-1 Commitment with existing Euro Term B Lenders and/or Additional Euro Term B-1 Lenders; and

WHEREAS, subject to the terms and conditions of Amendment No. 2, Additional Euro Term B-1 Lenders shall become Lenders pursuant to one or more Joinders (as defined in Amendment No. 2);

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Additional Euro Term B-1 Lender hereby agrees to provide the Additional Euro Term B-1 Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.1(d) of the Loan Agreement. The Additional Euro Term B-1 Commitment provided pursuant to this Agreement shall be subject to all of the terms in the Loan Agreement and to the conditions set forth in the Loan Agreement, and shall be entitled to all the benefits afforded by the Loan Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guaranty and security interests created by the Collateral Documents.

Each Additional Euro Term B-1 Lender, the Borrower and the Administrative Agent acknowledge and agree that the Additional Euro Term B-1 Commitment provided pursuant to this Agreement shall constitute Additional Euro Term B-1 Commitments for all purposes of the Loan Agreement and the other applicable Loan Documents. Each Additional Euro Term B-1 Lender hereby agrees to make an Additional Euro Term B-1 Loan to the Borrower in an amount equal to its Additional Euro Term B-1 Commitment on the Amendment No. 2 Effective Date in accordance with Section 2.01(e) of the Loan Agreement.

Each Additional Euro Term B-1 Lender (i) confirms that it has received a copy of the Loan Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Joint Lead Arrangers or any other Additional Euro Term B-1 Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Agreement by each Additional Euro Term B-1 Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional Euro Term B-1 Lenders shall become Lenders under the Loan Agreement and shall have the respective Additional Euro Term B-1 Commitment set forth on its signature page hereto, effective as of the Amendment No. 2 Effective Date.

For each Additional Euro Term B-1 Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Euro Term B-1 Lender may be required to deliver to the Administrative Agent pursuant to Section 10.1 of the Loan Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Agreement, the Loan Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of date first written above.

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

Additional Euro Term B-1 Commitments:
€[ ]

WESTERN DIGITAL CORPORATION

By:
Name:
Title:

Accepted:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
Name:
Title:

EXHIBIT D-2

EURO TERM B-1 NOTE

€	, 20

FOR VALUE RECEIVED, the undersigned, Western Digital Corporation, a Delaware corporation (the “Borrower”), hereby promises to pay to                                          or its registered assigns (the “Lender”) at the principal office of JPMorgan Chase Bank, N.A., as Administrative Agent, in New York, New York, in immediately available funds, the principal sum of                                               Euros (€            ) or, if less, the aggregate unpaid principal amount of the Euro Term B-1 Loan made or maintained by the Lender to the Borrower pursuant to the Loan Agreement (as defined below), in installments in the amounts and on the dates called for by Section 2.7(c) of the Loan Agreement, together with interest on the principal amount of such Euro Term B-1 Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Loan Agreement.

This Note is one of the Euro Term B-1 Notes referred to in the Loan Agreement dated as of April 29, 2016 among the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, the Lenders party thereto from time to time, and the other agents party thereto (as extended, renewed, amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Loan Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Loan Agreement. This Note shall be governed by and construed in accordance with the laws of the State of New York.

Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all on the terms and in the manner as provided for in the Loan Agreement.

The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

WESTERN DIGITAL CORPORATION

By:
Name:
Title: